Exhibit 10.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bernard Kasriel, Chief Executive Officer of Lafarge, a société anonyme organized under French law, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lafarge on Form 20-F for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, to my knowledge, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Lafarge as of the dates and for the periods set forth therein.:

Date: March 26, 2004

/s/ BERNARD KASRIEL

Bernard Kasriel
Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Lafarge and will be retained by Lafarge and furnished to the Securities and Exchange Commission or its staff upon request.